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                                                                    EXHIBIT 99.5


UNAUDITED PRO FORMA STATEMENTS OF iMANAGE, INC. AND
THOUGHTSTAR, INC.

DECEMBER 31, 1999 AND MARCH 31, 2000



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                                             iMANAGE, INC. AND THOUGHTSTAR, INC.


Effective June 21, 2000, iManage Inc. acquired all of the outstanding stock of Thoughtstar. The total purchase price of $16.9 million consisted of the following:

     (a) 1,006,717 shares of iManage's common stock with an estimated value of $11 million, calculated by multiplying the number of shares issued by iManage by $10.96, which represents the average price of iManage's stock for the period two days preceding through two days following iManage's first announcement of the Merger, which occurred on April 13, 2000,

     (b) $5.2 million in cash, calculated by adding to the cash consideration payable to holders of outstanding Thoughstar stock additional monies loaned by iManage prior to the completion of the Merger, and

     (c) $900,000 of acquisition expenses, net of $216,000 of costs to register the iManage common stock issued to Thoughtstar shareholders which has been netted against issuance of common stock.

The Merger has been accounted for using the purchase method of accounting and accordingly the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date.

The allocation of the purchase price is as follows, (assuming the acquisition occurred as of March 31, 2000):

Workforce                                  $ 400,000

Non-compete agreements                     $ 400,000

Products in development                 $  1,900,000

Goodwill                                $ 14,545,000

The acquisition has been structured as a tax free exchange of stock, therefore, the differences between the recognized fair value of acquired assets, including tangible assets, and their historical tax bases are not deductible for tax purposes.

The following unaudited pro forma combined balance sheet gives effect to the transaction as if it had been consummated as of March 31, 2000, by combining the balance sheet of iManage as of March 31, 2000 with the balance sheet of Thoughtstar as of March 31, 2000.

The following unaudited pro forma combined financial statements of operations for the year ended December 31, 1999 and for the three months ending March 31, 2000 give effect to the acquisition as if it had occurred on January 1, 1999, with the results of iManage and Thoughtstar being combined for the respective periods.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Amendment No. 1 to iManage's Report on Form 8-K. The pro forma information should be read in conjunction with the accompanying notes thereto, with the historical financial statements and related notes thereto in iManage's Report on Form 10-K, filed in March 2000, and Thoughtstar's financial statements and related notes filed with this Amendment No. 1 to iManage's Report on Form 8-K.


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

                                             iMANAGE, INC. AND THOUGHTSTAR, INC.
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                            AS OF MARCH 31, 2000
                                                                  (IN THOUSANDS)

                                                  iMANAGE       THOUGHTSTAR     ADJUSTMENTS           PROFORMA
                                                  --------        --------        --------            --------
ASSETS
     CURRENT ASSETS:
         Cash and cash equivalents                $ 33,889        $     64        $ (5,186)(1)        $ 28,767
         Short-term investments                      6,605                                               6,605
         Trade accounts receivable                   7,373                                               7,373
         Advances to Thoughtstar                       150                            (150)(2)              --
         Other current assets                        1,267                                               1,267
                                                  --------        --------        --------            --------
         TOTAL CURRENT ASSETS                       49,284              64          (5,336)             44,012


     PROPERTY AND EQUIPMENT, NET                     2,448             232                               2,680
     LONG-TERM INVESTMENTS                          11,344                                              11,344
     GOODWILL                                                                       14,545 (1,3,4,6,7)  14,545
     OTHER INTANGIBLES                                                               2,700 (1,3,4,6,7)   2,700
     OTHER ASSETS                                    1,192               3                               1,195
                                                  ========        --------        --------            --------
TOTAL ASSETS                                      $ 64,268        $    299        $ 11,909            $ 76,476
                                                  ========        ========        ========            ========

LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES:
         Accounts payable                         $    472        $    339        $    900 (3)        $  1,711
         Accrued liabilities                         2,959              73                               3,032
         Equipment line of credit, current
            portion                                    612            --                                   612
         Note Payable, current portion                  --              65             (65)(1)              --
         Interest bearing advance from iManage                         150            (150)(2)              --
         Deferred revenue                            9,384              75                               9,459
                                                  --------        --------        --------            --------
         TOTAL CURRENT LIABILITIES                  13,427             702             685              14,814
                                                  --------        --------        --------            --------

     EQUIPMENT LINE OF CREDIT, LESS CURRENT
         PORTION                                     1,360            --                                 1,360
     NOTE PAYABLE, NET OF CURRENT PORTION             --               196            (196)(1)              --
                                                  --------        --------        --------            --------
     TOTAL LIABILITIES                              14,787             898             489              16,174
                                                  --------        --------        --------            --------
     SHAREHOLDERS' EQUITY
         Common stock                                   22            --                 1 (4)              23
         Additional paid in capital                 63,540           2,321           9,482 (4)          75,343
         Deferred stock compensation                (2,984)           (230)           (753)(5)           (3,967)
         Notes receivable for common stock            (992)             --                                (992)
         Accumulated other comprehensive loss          (90)             --                                 (90)
         Retained Earnings/Accumulated Deficit     (10,015)         (2,690)          2,690 (6)         (10,015)
                                                  --------        --------        --------            --------
         Total Stockholders' Equity                 49,481            (599)         11,420              60,302
                                                  --------        --------        --------            --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 64,268        $    299        $ 11,909            $ 76,476
                                                  ========        ========        ========            ========

(1) Reflects cash paid to Thoughstar shareholders in connection with the acquisition and additional monies loaned by iManage to Thoughstar prior to the completion of the Merger, and amounts provided by iManage to settle third party notes payable.

(2) Reflects the elimination of the interest bearing advance from iManage to Thoughtstar as of March 31, 2000. Upon acquisition of Thoughtstar, Inc. the loan and all related interest was forgiven.


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

                                             iMANAGE, INC. AND THOUGHTSTAR, INC.
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                            AS OF MARCH 31, 2000
                                                                  (IN THOUSANDS)


(3) Reflects the recording of transaction expenses and the costs anticipated to register the iManage common stock issued to Thoughtstar shareholders.

(4) Reflects the issuance of approximately 1,007,000 shares of iManage common stock in exchange for all of the outstanding shares of Thoughstar common stock net of anticipated registration costs and fees of approximately $216,000, the estimated fair value of unvested options exchanged for iManage options of $983,000 and the elimination of the Thoughstar additional paid in capital of $2,321,000.

(5) Reflects the recording of stock-based compensation associated with the options assumed by iManage and the elimination of the previously recorded Thoughtstar stock-based compensation.

(6)  Reflects the elimination of Thoughtstar's accumulated deficit.

(7) Reflects the allocation of the purchase price of $16,961,000 to the tangible and intangible assets acquired between identifiable intangibles of workforce totaling $400,000, non-compete agreements totaling $400,000, purchased technology of $1,900,000 and the remaining $14,261,000 to goodwill.


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

                                             iMANAGE, INC. AND THOUGHTSTAR, INC.
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    AND OTHER COMPREHENSIVE LOSS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               IMANAGE      THOUGHTSTAR     ADJUSTMENTS     PROFORMA
                                               --------       --------       --------       --------
REVENUES:
     Licenses                                  $ 14,257       $     --       $     --       $ 14,257
     Support and services                         4,313             --             --          4,313
                                               --------       --------       --------       --------
          Total revenues                         18,570             --             --         18,570
                                               --------       --------       --------       --------


COST OF REVENUES:
     Licenses                                       773             --             --            773
     Support and services                         2,875             --             --          2,875
                                               --------       --------       --------       --------
        Total cost of revenues                    3,648             --             --          3,648
                                               --------       --------       --------       --------

GROSS PROFIT                                     14,922             --             --         14,922
                                               --------       --------       --------       --------

OPERATING EXPENSES:
     Sales and marketing                         10,929            255             --         11,184
     Research & development                       4,680            318            284 (1)      5,282
     General & administration                     2,774            651            541 (1)      3,966
     Amortization of goodwill and other
       intangibles                                   --             --          8,480 (2)      8,480
                                               --------       --------       --------       --------
        Total operating expenses                 18,383          1,224          9,305         28,912
                                               --------       --------       --------       --------
LOSS FROM OPERATIONS                             (3,461)        (1,224)        (9,305)       (13,990)
INTEREST INCOME                                     813              7             --            820
INTEREST EXPENSE                                    (95)           (32)            --           (127)
                                               --------       --------       --------       --------
LOSS BEFORE PROVISION FOR INCOME TAXES           (2,743)        (1,249)        (9,305)       (13,297)
                                               --------       --------       --------       --------

PROVISION FOR INCOME TAXES                           32             --             --             32
                                               --------       --------       --------       --------

NET LOSS                                       $ (2,775)      $ (1,249)      $ (9,305)      $(13,329)
OTHER COMPREHENSIVE LOSS:
     Unrealized loss on investments                 (42)            --             --            (42)
                                               --------       --------       --------       --------
COMPREHENSIVE LOSS                             $ (2,817)      $ (1,249)      $ (9,305)      $(13,371)
                                               --------       --------       --------       ========

NET LOSS PER SHARE-BASIC AND DILUTED           $  (0.28)      $  (0.14)      $  (1.16)      $  (1.22)
                                               ========       ========       ========       ========

SHARES USED IN NET LOSS PER SHARE -
BASIC AND DILUTED                                 9,988          9,029         (8,022)(3)     10,995
                                               ========       ========       ========       ========

(1) Reflects the recording of stock-based compensation associated with the options assumed by iManage.

(2) Reflects twelve months of amortization of goodwill and amounts allocated to the workforce, non-compete agreements and purchased technology based upon estimated two-year lives.

(3) Reflects the issuance of approximately 1,007 shares of iManage common stock in exchange for all of the outstanding shares of Thoughstar's and the cancellation of Thoughtstar's outstanding stock.


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

                                             iMANAGE, INC. AND THOUGHTSTAR, INC.
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    AND OTHER COMPREHENSIVE LOSS
                                       FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           iMANAGE       THOUGHTSTAR    ADJUSTMENTS        PROFORMA
                                                           --------       --------       --------          --------
REVENUES:
     Licenses                                              $  5,410       $     --       $     --          $  5,410
     Support and services                                     1,772             --             --             1,772
                                                           --------       --------       --------          --------
         Total revenues                                       7,182             --             --             7,182
                                                           --------       --------       --------          --------

COST OF REVENUES
     Licenses                                                   280             --             --               280
     Support and services                                     1,048             --             --             1,048
                                                           --------       --------       --------          --------
         Total cost of revenues                               1,328             --             --             1,328
                                                           --------       --------       --------          --------

GROSS PROFIT                                                  5,854             --             --             5,854
                                                           --------       --------       --------          --------

OPERATING EXPENSES:
     Sales and marketing                                      3,984            238             --             4,222
     Research & development                                   1,674            126             98(1)          1,898
     General & administration                                   957            247            187(1)          1,391
     Amortization of goodwill and other intangibles              --             --          2,119(2)          2,119
                                                           --------       --------       --------          --------
        Total operating expenses                              6,615            611          2,404             9,630
                                                           --------       --------       --------          --------

LOSS FROM OPERATIONS                                           (761)          (611)        (2,404)           (3,776)
                                                           --------       --------       --------          --------

INTEREST INCOME                                                 788             --             --               788
INTEREST EXPENSE                                                (52)            (8)            --               (60)
                                                           --------       --------       --------          --------
LOSS BEFORE PROVISION FOR INCOME TAXES                          (25)          (619)        (2,404)           (3,048)
                                                           --------       --------       --------          --------

PROVISION FOR INCOME TAXES                                      (23)            --             --               (23)

NET LOSS                                                   $    (48)      $   (619)      $ (2,404)         $ (3,071)
OTHER COMPREHENSIVE LOSS
     Unrealized loss on investments                             (48)            --             --               (48)
                                                           --------       --------       --------          --------
COMPREHENSIVE LOSS                                         $    (96)      $   (619)      $ (2,404)         $ (3,119)
                                                           ========       ========       ========          ========

NET LOSS PER SHARE-BASIC AND DILUTED                       $  (0.00)      $  (0.07)      $  (0.29)         $  (0.14)
                                                           ========       ========       ========          ========

SHARES USED IN NET LOSS PER SHARE -
BASIC AND DILUTED                                            21,289          9,380         (8,373)(3)        22,296
                                                           ========       ========       ========          ========

(1) Reflects the recording of stock-based compensation associated with the options assumed by iManage.

(2) Reflects three months of amortization of goodwill and amounts allocated to the workforce, non-compete agreements and purchased technology based upon estimated two-year lives.

(3) Reflects the issuance of approximately 1,007 shares of iManage common stock in exchange for all of the outstanding shares of Thoughstar's common stock and the retirement of Thoughtstar's outstanding shares.


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